North Square Oak Ridge Small Cap Growth Fund
Class C: ORICX / Class K: ORIKX / Class I: ORIYX

North Square Multi Strategy Fund
Class C: ORLCX / Class I: PORYX

North Square Oak Ridge Disciplined Growth Fund
Class I: ODGIX

North Square Oak Ridge Dividend Growth Fund
Class I: ORDNX

Supplement dated August 10, 2020 to the Prospectus and Statement of Additional Information, each dated September 27, 2019, and the Summary Prospectus dated September 30, 2019

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (the “Board”) of North Square Investments Trust (the “Trust”), the Board approved certain changes as described below:

1. North Square Oak Ridge Small Cap Growth Fund and North Square Multi Strategy Fund - Conversion of Class C Shares and Class K Shares to Class I Shares

Based upon a recommendation by North Square Investments, LLC (the “Adviser”), the Board has approved closing Class C shares and Class K shares of the North Square Oak Ridge Small Cap Growth Fund and closing Class C shares of the North Square Multi Strategy Fund (each a “Fund” and together, the “Funds”), and converting Class C shares and Class K shares of the Funds, as applicable, to Class I shares. The Class I shares have lower expenses than Class C shares, although have higher expenses than the Class K shares. You should consult the Prospectus and Statement of Additional Information for a description of the specific expenses of the different share classes.

Effective August 18, 2020, Class C shares and Class K shares of the Funds will no longer be available for purchase for the Funds.

After the close of business on October 9, 2020 (the “Conversion Date”), the Funds will automatically convert Class C shares and Class K shares of the North Square Oak Ridge Small Cap Growth Fund and Class C shares of the North Square Multi Strategy Fund into Class I shares of the respective Funds. Prior to the conversion, shareholders of Class C shares and Class K shares of the Funds may redeem their investments as described in the Funds’ Prospectus. For shareholders planning on redeeming Class C shares of the Funds prior to their conversion to Class I shares, please note that the Adviser will waive the 1.00% contingent deferred sales charge (“CDSC”) for any shares redeemed within 12 months of purchase.

If shares are not redeemed prior to the Conversion Date, each shareholder owning Class C shares or Class K shares of the Funds will own Class I shares of the same Fund equal to the aggregate value of the shareholder’s Class C shares or Class K shares on the Conversion Date. The value of your investment will not change on that date due to the conversion, and no sales charges or fees will be imposed (including CDSC fees for conversion of Class C shares), as a result of this conversion.

Because you will own Class I shares following the conversion, you will no longer be subject to any sales charges (front-end sales charges or CDSC for Class C shares) for future transactions. The conversion will not be considered a taxable event for federal income tax purposes. Please refer to the Summary Prospectus dated September 30, 2019 for each Fund, which contains information regarding Class I shares, including the fees and expenses associated with Class I shares.

2. Change in the Name of the North Square Oak Ridge Disciplined Growth Fund

Effective as of September 4, 2020, the name of the North Square Oak Ridge Disciplined Growth Fund is being changed to the “North Square Oak Ridge All Cap Growth Fund”. The investment objective and the principal investment strategies of the Fund are not being changed in connection with the name change, and the current portfolio managers will continue to manage the Fund.

3. Addition of Brian King as Portfolio Manager of the North Square Oak Ridge Dividend Growth Fund

Effective as of August 6, 2020, Brian King serves as a portfolio manager of the North Square Oak Ridge Dividend Growth Fund. Accordingly, the sections entitled “Portfolio Managers” of the Summary Prospectus and “Summary Section - North Square Oak Ridge Dividend Growth Fund - Portfolio Managers” are revised as follows:

The Sub-Adviser’s portfolio management team is comprised of David M. Klaskin, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, and Brian King, Senior Vice President and Portfolio Manager of the Sub-Adviser. Messrs. Klaskin and King are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Klaskin has been a portfolio manager of the Fund since the Predecessor Fund’s inception on June 28, 2013 and Mr. King has been a portfolio manager of the Fund since August 2020.

Furthermore, the section entitled “Management of the Funds - Portfolio Managers - Portfolio Managers of Oak Ridge” of the Prospectus is revised as follows:

David M. Klaskin and Brian King of Oak Ridge are jointly and primarily responsible for the day-to-day management of the portfolio of the North Square Oak Ridge Dividend Growth Fund.

Brian King has 17 years of investment experience. Mr. King joined Oak Ridge Investments in 2006, is actively involved in equity research, and co-manages the firm’s Mid Cap Growth and Dividend Growth equity strategies. Prior to his position with Oak Ridge, Mr. King worked for three years as a research analyst at Timeless Investment Management and Research in support of their Small-Cap Domestic-Equity portfolio. Prior to that, he served as a Lieutenant in the U.S. Navy. Mr. King graduated from the United States Naval Academy with a B.S. in Economics. He then earned his MBA in Finance from the University of Michigan and became a CFA charterholder.

Please contact the Funds at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.

North Square Oak Ridge Dividend Growth Fund
Class I: ORDNX

Supplement dated August 10, 2020 to the Statement of Additional Information (“SAI”) dated September 27, 2019

This supplement serves as notification of the following changes:

Brian King is added as a Portfolio Manager of the North Square Oak Ridge Dividend Growth Fund effective as of August 6, 2020.

Accordingly, the section entitled “Management of the Funds - Portfolio Managers - Other Accounts Managed by the Portfolio Managers” of the SAI is supplemented as follows:

Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as of May 31, 2020.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Brian King	0	$0	0	$0	21	$50.9

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Brian King	0	$0	0	$0	0	$0

As of May 31, 2020, Mr. King did not own shares in the Fund.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.